EXHIBIT 10.10


                      STOCK OPTION/BONUS AGREEMENT
                      ____________________________

The Plan: The 2000 Molex Incorporated Long-Term Stock Plan
          (Amended and Restated by the Board of Directors July 25, 2003; approved by the Stockholders October 24, 2003)

The Company:   MOLEX INCORPORATED     The Participant:______________________
               a Delaware corporation
               2222 Wellington Court
               Lisle, IL  60532

     The Company, as a matter of separate inducement and not in lieu of any salary or other compensation for services, has granted to the above identified Participant, the Option/Bonus set forth in Part I of this Agreement, upon the terms and conditions of the Plan and subject to the restrictions set forth below.

I.   GRANT/AWARD
     ___________

                        OPTION                       BONUS
___________      ____________________        ____________________

Grant No.
___________      ____________________        ____________________
Stock Class      Class A Common Stock        Class A Common Stock
___________      ____________________        ____________________
Grant Date
___________      ____________________        ____________________
No. Shares
___________      ____________________        ____________________
Price/Share                                  $0.000
___________      ____________________        ____________________
Type             Nonqualified                Nonqualified
___________      ____________________        ____________________

Vesting: (Same for both the option and bonus)
__________________________________________________________________________
  Normal      After a ______ waiting period, the option/bonus vests to
              the maximum extent of ___% of the total number of shares
              covered by the option/bonus during each of the
              succeeding ____ (_) years, commencing with the
              anniversary of the Grant Date.
__________________________________________________________________________
Accelerated   Notwithstanding the foregoing, any unexpired and
              unexercised portion of an option/bonus shall become 100%
              vested upon the occurrence of one of the following
              events:
              1.   Death.
              2.   Total disablement.
              3.   Retirement after age 59 1/2, but only if the
                   Participant has been employed by the Company fifteen
                   (15) consecutive years and the Committee administering
                   the Plan, in its sole discretion approves the
                   accelerated vesting.
__________________________________________________________________________
Expiration    Five (5) years from Grant Date or ________________, 20___
(Same for
both the
option and
bonus)
__________________________________________________________________________
Termination   Notwithstanding anything to the contrary, the
of            option/bonus shall terminate or expire at the earliest
Option/Bonus  of:
(Same for     1.   the date of expiration set forth above; or
both the      2.   six (6) years after one of the events causing
option and         accelerated vesting set forth above; or
bonus)        3.   immediately upon termination of employment for any
                   reason except if employment is terminated by reason of
                   one of the events causing accelerated vesting set forth
                   above.
__________________________________________________________________________

II.  SUBSEQUENT SALES OF STOCK PURCHASED UNDER THE PLAN
     __________________________________________________

     A. Registration - Any shares acquired under the Plan have been registered under the Securities Act of 1933, as amended (the "Act") or under applicable state securities laws or exemptions thereunder. The Participant may sell stock purchased pursuant to the Plan any time after receipt of the stock certificate, subject to complying with Rule 144 and corporate policy regarding sale of stock.

     B. Sales By An Affiliate - If the Participant is deemed an "affiliate", he must comply with the provisions of Rule 144 under the Act. Officers, directors and 10% shareholders are deemed to be "affiliates". Any other Participant holding a high management position may also be deemed an "affiliate". The Participant recognizes that, if he is deemed an "affiliate", any routine sale of shares purchased hereunder made in reliance upon Rule 144 can be made only in limited amounts in strict accordance with the terms and conditions of that Rule and that, in the event that such Rule is not applicable or available to the Participant, compliance with Regulation A or some other exemption under the Act will be required.

     C. Company's Obligation to Facilitate Resales Under Securities Laws - The Company is under no obligation whatsoever to register under the Act the shares purchased upon exercise of the option or to comply with, or make available to the Participant, any exemption under the Act. The Participant acknowledges that the Company is under no obligation whatsoever to supply the Participant any information necessary to enable the Participant to make routine sales thereunder.


III. INFORMATION CONTAINED IN PLAN DOCUMENT AND OTHER MATERIALS
     __________________________________________________________

     A. Acknowledgment of Receipt - Participant hereby acknowledges receipt of the Plan document which sets forth the terms and conditions of the option granted hereunder.

     B. Applicability of Plan Document - The terms and conditions of the Plan are incorporated herein and made part of this Agreement.



MOLEX INCORPORATED


________________________________________      _________________________________
F. A. Krehbiel                                Participant
Co-Chairman


________________________________________
J. H. Krehbiel, Jr.
Co-Chairman